SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 24, 2006
                                                         -----------------

                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


               0-27618                          16-0547600
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       (Commission File Number)      (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
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     (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS.

     On February 17 and February 21, 2006, certain executive officers of Columbus McKinnon Corporation (the "Company") adopted pre-arranged trading plans (each, a "Plan") designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions. Under Rule 10b5-1, directors, officers and other persons who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of Company securities under specified conditions and at specified times. As sales are executed in the future under these Plans, they will be reported in accordance with federal securities laws. Using these Plans, insiders can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess inside information.

     The executives have informed the Company that these stock sales are part of their individual programs for asset diversification.

     The Plan adopted by Timothy T. Tevens, the Company's Chief Executive Officer and President, provides for the sale of up to a total of 42,000 shares over a period of five months beginning February 21, 2006. These shares will be acquired through the exercise of stock options. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

     The Plan adopted by Karen L. Howard, the Company's Vice President - Finance, Treasurer and Chief Financial Officer, provides for the sale of up to a total of 33,628 shares over approximately five months beginning February 21, 2006. These shares will be acquired through the exercise of stock options. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

     The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors of the Company in the future, or to report any modifications or termination of any publicly announced plan or to report any plan adopted by an employee who is not an executive officer, except to the extent required by law.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        COLUMBUS MCKINNON CORPORATION
                                        -----------------------------


                                        By:    /S/ TIMOTHY R. HARVEY
                                               --------------------------------
                                        Name:  Timothy R. Harvey
                                        Title: General Counsel and Secretary




Dated:  FEBRUARY 24, 2006
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